sezzle
The way forward.

28 February 2023

ASX RELEASE
Company Announcements Platform

Fourth-Quarter and Full-Year 2022 Results

Sezzle Inc. (ASX:SZL) (**Sezzle** or **Company**) // **Sezzle**, a leader in the payments industry, is pleased to provide the market with an update on key financial metrics for the quarter (**4Q22**) and year ended 31 December 2022.[1]

"Fiscal year 2022 will go down as a watershed moment for Sezzle. We went from a Company that reported a Net Loss of US$75.2 million in fiscal year 2021 to exiting 2022 with Net Income in the fourth quarter," stated Charlie Youakim, Sezzle's Executive Chairman and CEO. *"Our team worked tirelessly towards implementing over US$70.0 million (annualized) in revenue and cost initiatives in 2022, resulting in profitability in 4Q22. We are also excited to announce that we have identified additional initiatives that we believe will drive another US$10.0 million in revenue and cost benefits to Sezzle."*

Key Initiatives Launched in 2022:

- In July 2022, the Company announced over US$50.0 million in annual revenue and cost initiatives to improve free cash flow and accelerate its path to profitability (*Quarterly Activities Report and Appendix 4C* and *Second Quarter Earnings Presentation* filed with the ASX 29 July 2022). This amount was subsequently increased in September 2022 to over US$60.0 million (*August Business Update* published on the ASX 21 September 2022).
- The initiatives launched by Sezzle during 2022 resulted in a run-rate that exceeded US$70.0 million by fiscal year end.
- The Company's key 2022 initiatives included:
    - Launched Sezzle Premium, which has now reached over 132,000 subscribers;
    - Offboarded or renegotiated pricing with merchants and network partners;
    - Made affiliate merchant enhancements (e.g., expanded enterprise affiliates, monetizing app placement);
    - Reduction in workforce;

[1] Results are unaudited. The Company anticipates filing its annual Form 10-K with the SEC and ASX in the latter half of the week of 27 February 2023.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

1

sezzle
The way forward.

- Initiated convenience fees;
- Ceased payment operations in India;
- Winding down European and Brazilian operations;
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend; and
- Introduced Pay in Full.

Next Round of Initiatives:

- The Company has identified an additional US$10.0 million in initiatives to launch over the next 12 to 18 months. The initiatives are grouped into three buckets and are mostly focused on driving top-line growth:
    - Product Innovation (e.g., pay anywhere card product);
    - Feature Monetization (e.g., affiliate payment models and pay-per-click placement in Sezzle app); and
    - Partnerships (e.g., bank partnership).

Fourth Quarter 2022 Highlights:

- Total Income for 4Q22 rose 16.2% YoY to a record high US$38.3 million (A$56.2 million[1]) from US$32.9 million (A$48.4 million[1]) and represented 8.5% of Underlying Merchant Sales (**UMS**). Total Income improved YoY due to the Company's initiatives such as Sezzle Premium.
- Weekly volume through Sezzle's marketplace averaged 29% of total volume per week during the quarter, compared to 11% in the prior year's fourth quarter.
- 4Q22 UMS declined 19.4% YoY to US$452.3 million. Key factors for the YoY weakness were renegotiating and offboarding unprofitable merchants, tightening of consumer underwriting, and competition.
- In addition to top-line growth, improved unit economics and a more efficient operating structure drove the positive turn in Non-GAAP Adjusted EBTDA and Adjusted EBITDA in 4Q22 to US$3.9 million and US$7.0 million, respectively. Adjusted EBTDA and Adjusted EBITDA each improved by over US$28.0 million compared to 4Q21.
- 4Q22 Net Income increased to US$0.6 million from a Net Loss of US$25.9 million in the prior year, resulting in a positive US$26.6 million turnaround. In addition to the

[1] A$ to US$ exchange rate of $0.6805 as of 31 December 2022.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

2

sezzle
The way forward.

Company's initiatives, a significant portion of the YoY improvement was attributable to the reduction in the Provision for Uncollectible Accounts.

- The Provision for Uncollectible Accounts fell to 1.2% of UMS in 4Q22 from 3.5% in 4Q21.
- In 2022, the Company launched its proprietary machine learning model called Prophet. The model has proven to be a significantly better predictor in identifying high-risk consumers than FICO (Fair Isaac Corporation) and alternative third-party providers.
- The Prophet score for the month of December 2022 predicted a 1.8% probability of default for Sezzle's approved consumers compared to 3.2% in December 2021.

Full Year 2022 Highlights:

- FY22 revenue initiatives lifted Total Income 9.4% YoY to US$125.6 million despite a tough macroeconomic environment and moderated transaction volumes.
  - Renegotiated rates with merchants and network partners helped increase Total Transaction Income to 5.9% of UMS, representing a 71bps YoY increase.
  - The Company made significant progress in diversifying its revenue streams, as merchant processing fees accounted for 73.7% of Total Income in FY22, down from 80.5% in FY21.
- Total Income less Transaction Related Expenses significantly improved YoY by US$33.6 million to US$47.1 million, or 2.7% of UMS, a 196bps YoY improvement as a percentage of UMS.
  - Sezzle's enhanced underwriting drove the Provision for Uncollectible Accounts as a percentage of UMS to a historic annual low of 1.7%.
- Net Loss decreased 49.3% YoY to $38.1 million for FY22 due to the Company's revenue and cost initiatives as well as the improvement in the Provision for Uncollectible Accounts.

Capital Position:

- As of 31 December 2022, Sezzle had total cash on hand of US$69.5 million, consisting of US$68.3 million of bank balances and US$1.2 million of restricted cash.
- The increase in total cash on hand of US$10.8 million during the fourth quarter was primarily driven by additional borrowings under the line of credit.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401

3

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 4 • During 4Q22 (refer to ASX announcement of 18 October 2022), the Company signed a new US$100.0 million credit facility with Bastion Management II LLC (Bastion), replacing the Company’s credit facility with Goldman Sachs Bank USA and Bastion. o The new facility provides greater capacity, improved flexibility, and extends Sezzle’s funding into 2024. • As of 31 December 2022, notes receivable (net) and merchant accounts payable amounted to $93.4 million and $83.0 million, respectively. The Merchant Interest Program represented $66.5 million of the Merchant Accounts Payable balance. • Profitable operations, a leaner operating structure, and the new credit facility leave the Company well-capitalized for the foreseeable future, and therefore, management does not foresee any near-term capital raises. January 2023 Monthly Update: • Total Income increased 18.3% YoY to US$11.7 million, reaching a new high as a percentage of UMS - 10.0%. • Average daily UMS is up over 8.0% in February 2023 (through 25 February) compared to January 2023. • Incurred a Net Loss (a GAAP measure) of US$0.2 million for January, which compares to an average monthly Net Loss of US$9.3 million in 1Q22. o The Net Loss for January was primarily driven by lower UMS, peak seasonal transaction processing volumes from the holiday period falling into the period, and the timing of certain employee benefit payments. • Despite the monthly Net Loss, Adjusted EBTDA and Adjusted EBITDA (non-GAAP measures) remained positive at US$1.0 million and US$2.0 million, respectively. • Diligent holiday underwriting and overall enhanced underwriting capabilities continue to drive favorable YoY trends in the Provision for Uncollectible Accounts. • Sezzle Premium has over 132,000 active subscribers (22 February 2023). Quarterly Conference Call The management team will host a conference call to discuss the quarterly earnings with investors on 28 February 2023, at 10:30 am (Sydney time). Participants can register for the conference call by navigating to: https://s1.c-conf.com/diamondpass/10029102-6niz39.html

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 5 Please note that registered participants will receive their dial in number upon registration. Investors are encouraged to submit any questions in advance of the call by emailing them to: Investorrelations@sezzle.com. U.S. Filings In accordance with the provisions of the U.S. Securities Act, Sezzle is a reporting company for U.S. Securities and Exchange Commission (SEC) purposes. As such, the Company is required to file its annual Form 10-K for the period ended 31 December 2022 no later than 31 March 2023 (U.S. time) with a copy of the Form 10-K to be lodged concurrently on the ASX platform pursuant to the ASX relief announced to the ASX on 28 November 2022. The Company anticipates filing its Form 10-K with the SEC and the ASX during the latter half of the week of 27 February 2023. This announcement has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 6 Consolidated Balance Sheets As of December 31, 2022 December 31, 2021 Assets Current Assets Cash and cash equivalents $ 68,279,539 $ 76,983,728 Restricted cash, current 1,223,119 1,886,440 Notes receivable, net 93,358,404 133,986,583 Other receivables, net 2,532,710 5,084,099 Prepaid expenses and other current assets 4,737,688 3,350,053 Total current assets 170,131,460 221,290,903 Non-Current Assets Internally developed intangible assets, net 1,322,836 910,584 Property and equipment, net 281,605 662,472 Operating right-of-use assets 86,715 285,865 Restricted cash, non-current 20,000 20,000 Other assets 733,922 233,752 Total Assets $ 172,576,538 $ 223,403,573 Liabilities and Stockholders' Equity Current Liabilities Merchant accounts payable $ 83,020,739 $ 96,516,668 Operating lease liabilities 79,312 171,959 Accrued liabilities 10,448,872 7,996,772 Other payables 4,129,371 2,874,046 Deferred revenue 1,516,228 — Total current liabilities 99,194,522 107,559,445 Long Term Liabilities Long term debt 250,000 250,000 Operating lease liabilities — 90,962 Line of credit, net of unamortized debt issuance costs of $1,222,525 and $1,088,869, respectively 63,777,475 77,711,131 Warrant liabilities 511,295 — Total Liabilities 163,733,292 185,611,538 Commitments and Contingencies Stockholders' Equity Common stock, $0.00001 par value; 750,000,000 shares authorized; 209,270,070 and 204,891,057 shares issued, respectively; 208,181,834 and 204,230,939 shares outstanding, respectively 2,083 2,044 Additional paid-in capital 179,054,368 168,338,673 Stock subscriptions: 0 and 20,729 shares subscribed, respectively — (18,545) Treasury stock, at cost: 1,088,236 and 660,118 shares, respectively (4,072,752) (3,691,322) Accumulated other comprehensive (loss) income (643,974) 563,911 Accumulated deficit (165,496,479) (127,402,723) Total Stockholders' Equity 8,843,246 37,792,038 Total Liabilities and Stockholders' Equity $ 172,576,538 $ 223,403,573

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 7 Consolidated Statements of Operations and Comprehensive Loss For the years ended December 31, 2022 December 31, 2021 Total income $ 125,570,441 $ 114,816,635 Operating Expenses Personnel 51,217,083 56,831,368 Transaction expense 40,776,825 43,476,143 Third-party technology and data 8,190,022 5,549,844 Marketing, advertising, and tradeshows 18,972,025 9,251,854 General and administrative 16,411,912 15,768,583 Provision for uncollectible accounts 29,437,179 52,621,682 Reimbursement of merger-related costs (11,000,000) — Total operating expenses 154,005,046 183,499,474 Operating Loss (28,434,605) (68,682,839) Other Income (Expense) Net interest expense (8,600,716) (5,269,284) Other expense, net (225,606) (65,145) Loss on extinguishment of line of credit (813,806) (1,092,679) Fair value adjustment on warrants 50,424 — Loss before taxes (38,024,309) (75,109,947) Income tax expense 69,447 58,416 Net Loss (38,093,756) (75,168,363) Other Comprehensive (Loss) Income Foreign currency translation adjustment (1,207,885) 69,406 Total Comprehensive Loss $ (39,301,641) $ (75,098,957) Net loss per share: Basic and diluted loss per common share $ (0.18) $ (0.38) Basic and diluted weighted average shares outstanding 206,856,959 200,344,028

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 8 Consolidated Statements of Cash Flows For the years ended December 31, 2022 December 31, 2021 Operating Activities: Net loss $ (38,093,756) $ (75,168,363) Adjustments to reconcile net loss to net cash provided from (used for) operating activities: Depreciation and amortization 847,126 749,111 Provision for uncollectible accounts 29,437,179 52,621,682 Provision for other uncollectible receivables 9,257,284 7,349,852 Equity based compensation and restricted stock vested 10,309,535 14,161,754 Amortization of debt issuance costs 983,745 689,930 Impairment losses on long-lived assets 39,512 5,475 Fair value adjustment on warrants (50,424) — Loss on extinguishment of line of credit 813,806 1,092,679 Loss on sale of fixed assets 79,683 — Changes in operating assets and liabilities: Notes receivable 10,590,769 (105,950,424) Other receivables (6,710,739) (11,031,826) Prepaid expenses and other assets (1,353,026) (1,855,206) Merchant accounts payable (12,928,944) 35,696,079 Other payables 1,281,500 2,111,082 Accrued liabilities 2,476,822 7,416,249 Deferred revenue 1,516,228 — Operating leases 15,548 (20,124) Net Cash Provided from (Used for) Operating Activities 8,511,848 (72,132,050) Investing Activities: Purchase of property and equipment (52,236) (686,032) Internally developed intangible asset additions (955,841) (733,995) Net Cash Used for Investing Activities (1,008,077) (1,420,027) Financing Activities: Payments on long term debt — (1,220,332) Proceeds from line of credit 71,155,556 174,666,667 Payments to line of credit (84,955,556) (135,866,667) Payments of debt issuance costs (1,330,901) (1,697,705) Payment of debt extinguishment costs (600,307) (1,000,000) Proceeds from stock option exercises 100,370 765,786 Stock subscriptions collected related to stock option 324,378 246,999 Repurchase of common stock (381,434) (2,652,014) Proceeds from issuance of common stock — 30,000,000 Costs incurred from issuance of common stock — (2,768) Net Cash (Used for) Provided from Financing Activities (15,687,894) 63,239,966

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 9 Consolidated Statements of Cash Flows (Continued) For the years ended December 31, 2022 December 31, 2021 Effect of exchange rate changes on cash (1,183,387) 98,376 Net decrease in cash, cash equivalents, and restricted cash (8,184,123) (10,312,111) Cash, cash equivalents, and restricted cash, beginning of year 78,890,168 89,103,903 Cash, cash equivalents, and restricted cash, end of year $ 69,522,658 $ 78,890,168 Noncash investing and financing activities: Lease liabilities arising from obtaining right-of-use assets $ 8,005 $ 328,341 Issuance of restricted stock units for settlement of accrued expenses — 1,996,779 Conversion of liability-classified incentive awards to stockholders' equity — 8,580,123 Withholding of restricted stock units to cover employee tax withholding — 164,081 Issuance of warrants 561,719 — Supplementary disclosures: Interest paid $ 7,790,430 $ 4,819,604 Income taxes paid 65,395 56,017

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 10 Appendix – Reconciliation of GAAP to Non-GAAP Measures Reconciliation of Total Income to Total Income less Transaction Related Costs Reconciliation of Net Loss to Adjusted EBTDA and Adjusted EBITDA Contact Information For more information about this announcement: Lee Brading, CFA Investor Relations +651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +651 403 2184 erin.foran@sezzle.com For the year ended (in $US thousands) December 31, 2022 December 31, 2021 Total income 125,570$ 114,817$ Less: Transaction related costs Transaction expense (40,777) (43,476) Provision for uncollectible accounts (29,437) (52,622) Net interest expense (8,601) (5,269) Write-off of unamortized debt issuance costs 316 - Transaction related costs (78,498) (101,367) Total income less transaction related costs 47,072$ 13,450$ For the month ended For the three months ended (in $US thousands) January 31, 2023 December 31, 2022 December 31, 2021 Net income (loss) (187)$ 634$ (25,922)$ Depreciation and amortization 65 198 211 Income tax expense - 21 7 Equity and incentive-based compensation 790 2,103 505 Other income and expense, net 11 200 48 Merger-related costs - - 642 Reimbursement of merger-related costs - - - Write-off of unamortized debt issuance costs - - - Loss on extinguishment of line of credit - 814 - Fair value adjustment on warrants 339 (50) - Adjusted EBTDA 1,018$ 3,919$ (24,508)$ Net interest expense 989$ 3,124$ 1,517$ Adjusted EBITDA 2,007$ 7,043$ (22,991)$

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 11 About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Cautionary Note Regarding Forward-Looking Statements This announcement (the “Announcement”) contains summary information about the activities of Sezzle as at the date of this Announcement. The information in this Announcement is of a general nature and does not purport to be complete and the information in the Announcement remains subject to change without notice. Also, the information in the Announcement should not be relied upon as advice to potential investors or current shareholders. This Announcement has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Announcement also includes information regarding our market and industry that is derived from publicly available third- party sources that have not been independently verified by Sezzle. This Announcement is not a disclosure document under Australian law. Accordingly, this Announcement should not be relied upon as advice to prospective investors or current shareholders and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor. This Announcement contains certain “forward-looking statements” within the meaning of the US federal securities laws including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,”

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 12 “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward- looking statements are subject to a number of risks and uncertainties, including those set out in this Announcement, but not limited to: (i) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) our ability to protect our intellectual property rights; (xiv) our ability to retain employees and recruit additional employees; (xv) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2023 and subsequent quarterly reports on Form 10-Q. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Announcement. This Announcement has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Announcement (any of which may change without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), this Announcement includes certain financial information, including Underlying Merchant Sales (“UMS”), Active Consumers and Active Merchants, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle’s growth and operating performance. In particular, UMS is a key operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of Sezzle’s merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Consumers and Active Merchants do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s financial results prepared in accordance with GAAP. The UMS, Active Consumers and Active Merchants financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 13 No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption. Non-GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: Total income less transaction related costs; adjusted earnings before taxes, depreciation, and amortization (“Adjusted EBTDA”); and adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows: • Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for uncollectible accounts, and net interest expense less non-recurring charges as detailed in the reconciliation table of total income less transaction related costs to GAAP total income. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform; • Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non- recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business. • Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non- recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business. Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 14 • Total income less transaction related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring expenses. • Adjusted EBTDA and adjusted EBITDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive–based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash. • Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash. • Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.